Business Combinations	12 Months Ended
Sep. 30, 2015
Business Combinations [Abstract]
Business Combinations

NOTE 10 – BUSINESS COMBINATIONS

Set out below are the controlled and non-controlled members of the group as of September 30, 2015, which, in the opinion of the directors, are material to the group. The subsidiaries as listed below have share capital consisting solely of ordinary shares, which are held directly by the Company; the country of incorporation is also their principal place of business.

Name of Entity	Country of Incorporation	Acquisition Date	Voting Equity Interests	Nature of Relationship

Aqua Mining (PNG) Ltd	Papua New Guinea	28-Feb-2014	90%	Note 1

Angel Jade Pty Ltd	Australia	10-Dec 2014	70%	Note 2

Note 1: On May 26, 2014, the Company formed Aqua Mining jointly with Vincent Appo. Upon formation, Vincent Appo held 51% of Aqua Mining and the Company held 49% of Auqa mining. On March 23, 2015, the Company increased its ownership in Aqua Mining from 49% to 90% in exchange for assignment of the Company’s entire interest in the Koranga Joint Venture to Aqua Mining. Aqua Mining engages in mining exploration and management activities in Papua New Guinea.

Note 2: On December 10, 2014, the Company entered into an Assignment and Bill of Sale with Five Arrows Limited, a related party, pursuant to which Five Arrows agreed to assign to the Company all of its right, title and interest in 90,000,000 shares in Angel Jade Pty Ltd. In consideration, the Company issued 14,000,000 shares of its common stock to Five Arrows. The Company acquired control of Angel Jade through several additional transactions such that the Company now owns approximately 70% share of the issued and outstanding shares of Angel Jade’s common stock. Angel Jade is an exploration state entity targeting jade near Tamworth in New South Wales, Australia.